Exhibit 99.40

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  October, 1999
           Series 1999-18, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %               7.428988
                                                       ----------------------
       Weighted average maturity                                      355.39
                                                       ----------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
       1.
                                    Principal
            Principal Per        Prepayments Per  Interest Per
     Class   Certificate           Certificate     Certificate    Payout Rate
     -----   -----------           -----------     -----------    -----------
       R    $  1000.00000000     $  948.80000000  $  5.90000000   %7.08000000
       PO   $     8.51534207     $    7.65350966  $  0.00000000   %0.00000000
       A1   $    32.43668880     $   30.77731230  $  5.83333330   %6.99999996
       A2   $    26.29641029     $   24.95115432  $  5.83333333   %7.00000000
       A3   $     8.80751155     $    8.35694254  $  5.83333352   %7.00000023
       A4   $     0.00000000     $    0.00000000  $  5.83333307   %6.99999969
       A5   $     0.00000000     $    0.00000000  $  5.83333326   %6.99999991
       A6   $     0.00000000     $    0.00000000  $  5.83333321   %6.99999985
       A7   $    26.44832600     $   25.09529848  $  5.83333336   %7.00000003
       A8   $     0.00000000     $    0.00000000  $  5.83333316   %6.99999979
       A9   $     0.00000000     $    0.00000000  $  6.25000000   %7.50000000
       A10  $     0.00000000     $    0.00000000  $  0.02500000   %0.03000000
       A11  $     0.00000000     $    0.00000000  $  0.00000000   %0.00000000
       A12  $     0.00000000     $    0.00000000  $  5.83333338   %7.00000005
       A13  $     0.00000000     $    0.00000000  $  5.83333310   %6.99999972
       S    $     0.00000000     $    0.00000000  $  0.35269948   %0.42323938
       RL   $  1000.00000000     $  948.80000000  $  5.80000000   %6.96000000
       M    $     0.77165742     $    0.00000000  $  5.83333368   %7.00000042
       B1   $     0.77165651     $    0.00000000  $  5.83333422   %7.00000106
       B2   $     0.77166004     $    0.00000000  $  5.83333499   %7.00000199
       B3   $     0.77165805     $    0.00000000  $  5.83333201   %6.99999841
       B4   $     0.77166004     $    0.00000000  $  5.83333002   %6.99999602
       B5   $     0.77165879     $    0.00000000  $  5.83333016   %6.99999619

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                         Accrual Amount
     Class
       A6              $      156,333.33

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       53,829.13
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:           $  495,779,696.67
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:               1,497
                                                                  -------------
       3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance       Balance         Cusip
-----         -------          -----------------       -------         -----
R    $                100.00  $             0.00  $             0.00 36157R6F7
PO   $          6,324,211.00  $     6,270,358.18  $           991.48 GEC9918PO
A1   $        100,000,000.00  $    96,756,331.12  $           967.56 36157R5T8
A2   $         24,300,000.00  $    23,660,997.23  $           973.70 36157R5U5
A3   $         17,750,000.00  $    17,593,666.67  $           991.19 36157R5V3
A4   $         12,772,000.00  $    12,772,000.00  $         1,000.00 36157R5W1
A5   $         45,520,000.00  $    45,520,000.00  $         1,000.00 36157R5X9
A6   $         26,800,000.00  $    26,956,333.33  $         1,005.83 36157R5Y7
A7   $        125,000,000.00  $   121,693,959.25  $           973.55 36157R5Z4
A8   $          9,485,714.00  $     9,485,714.00  $         1,000.00 36157R6A8
A9   $         20,000,000.00  $    20,000,000.00  $         1,000.00 36157R6B6
A10  $         20,000,000.00  $    20,000,000.00  $         1,000.00 36157R6C4
A11  $          1,514,286.00  $     1,514,286.00  $         1,000.00 36157R6D2
A12  $         78,950,000.00  $    78,950,000.00  $         1,000.00 36157R6E0
A13  $         14,500,000.00  $    14,500,000.00  $         1,000.00 36157R6L4
S    $        312,651,066.21  $   308,088,151.41  $           985.41 GEC99018S
RL   $                100.00  $             0.00  $             0.00 36157R6G5
M    $          9,557,000.00  $     9,549,625.27  $           999.23 36157R6H3
B1   $          3,773,000.00  $     3,770,088.54  $           999.23 36157R6J9
B2   $          2,012,000.00  $     2,010,447.42  $           999.23 36157R6K6
B3   $          2,515,000.00  $     2,513,059.28  $           999.23 36158GHM3
B4   $          1,006,000.00  $     1,005,223.71  $           999.23 36158GHN1
B5   $          1,258,574.40  $     1,257,603.21  $           999.23 36158GHP6

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            7        Principal Balance      $    2,737,358.30
                              --------                             -------------
       2.   60-89 days
            Number            0        Principal Balance      $            0.00
                              --------                             -------------
       3.   90 days or more
            Number            0        Principal Balance      $            0.00
                              --------                             -------------
       4.   In Foreclosure
            Number            0        Principal Balance      $            0.00
                              --------                             -------------
       5.   Real Estate Owned
            Number            0        Principal Balance      $            0.00
                              --------                             -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                       $    5,030,380.00
                                                                 ---------------

       2.   Bankruptcy Loss Amount:                           $      192,469.00
                                                                 ---------------

       3.   Fraud Loss Amount:                                $    5,030,380.00
                                                                 ---------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                    ------------

G.
                                             Rounding Amount
            Opening        Reimbursement        (Withdrawl)           Closing
Class       Balance            Amount                                 Balance
-----       -------            ------        ---------------          -------
A9      $       999.99  $           0.00  $               0.00    $       999.99



*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.